Exhibit 99.1

Report of Independent Auditors

The Board of Directors and Shareholders of W&T Offshore, Inc. and Subsidiaries

We have audited the accompanying statement of revenues and direct operating expenses associated with certain oil and gas properties and related facilities and pipelines acquired by W&T Offshore, Inc. from Exxon Mobil Corporation and certain of its subsidiaries (the “Mobile Bay Properties” described in Note 1) for the year ended December 31, 2018 and the related notes to the statement (collectively the “Operating Statement”).

Management’s Responsibility for the Operating Statement

Management is responsible for the preparation and fair presentation of the Operating Statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the Operating Statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Operating Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Operating Statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Operating Statement.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Operating Statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Operating Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Operating Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Operating Statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses for the Mobile Bay Properties for the year ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the Operating Statement, the Operating Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete financial statement presentation. Our opinion is not modified with respect to this matter.

/s/ Ernst and Young LLP

Houston, Texas

November 15, 2019

MOBILE BAY PROPERTIES

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

Year Ended December 31, 2018
Revenues:
Oil and NGL's	$38,978
Natural gas	110,935
Other	3,635
Total revenues	153,548

Direct operating expenses:
Lease operating expenses	76,047
Production taxes	4,413
Direct operating expenses	80,460

Revenues less direct operating expenses	$73,088

See accompanying notes

MOBILE BAY PROPERTIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

1.  Basis of Presentation

On June 26, 2019, W&T Offshore, Inc. (“W&T” or the “Company”) entered into a purchase and sale agreement with Exxon Mobil Corporation and certain of its subsidiaries (collectively, “ExxonMobil”) to acquire their interests in, and operatorship of, certain oil and gas producing properties in the eastern region of the Gulf of Mexico offshore Alabama and related onshore facilities and pipelines (the “Mobile Bay Properties”) for $200.0 million.  The Mobile Bay Properties primarily include mineral interests in nine Gulf of Mexico offshore producing fields and an onshore treatment facility.

On August 30, 2019, W&T closed on the purchase with ExxonMobil, and after taking into account customary closing adjustments and an effective date of January 1, 2019, cash consideration paid by W&T was $167.6 million and W&T assumed the related asset retirement obligations (“ARO”) and certain other obligations associated with the Mobile Bay Properties.

The Statement of Revenues and Direct Operating Expenses has been derived from the historical financial records of ExxonMobil, which represents their interests in revenues and expenses associated with the Mobile Bay Properties, and were not accounted for as a separate subsidiary or division during the period presented.  Accordingly, a complete financial statement prepared under U.S. generally accepted accounting principles is not available or practicable to obtain for the Mobile Bay Properties.  The Statement of Revenues and Direct Operating Expenses is not intended to be a complete presentation of the results of operations of the Mobile Bay Properties and will not be representative of future operations as it does not include depreciation, depletion and amortization, accretion of ARO, general and administrative expenses, interest expense and income taxes and other income and expense items not directly associated with the revenues and direct operating expenses related to the Mobile Bay Properties.  Furthermore, no balance sheet has been presented for the Mobile Bay Properties because they were not accounted for as a separate subsidiary or division of ExxonMobil and complete financial statements are not available, nor has information about the Mobile Bay Properties operating, investing and financing cash flows been provided for similar reasons.  The Statement of Revenues and Direct Operating Expenses of the Mobile Bay Properties is presented in lieu of the full financial statements required under Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”).

2.  Summary of Significant Accounting Policies

Revenue Recognition

Revenue is recognized from the sale of crude oil and condensate, natural gas liquids (“NGLs”), natural gas and sulfur when performance obligations are satisfied.  Contracts with customers are primarily short-term (less than 12 months).  The responsibilities to deliver a unit of crude oil and condensate, NGL, natural gas and sulfur under these contracts represent separate, distinct performance obligations.  These performance obligations are satisfied at the point in time control of each unit is transferred to the customer.  Pricing is primarily determined utilizing a particular pricing or market index, plus or minus adjustments reflecting quality or location differentials.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of the Mobile Bay Properties.  The direct operating expenses include lease operating expenses and production taxes.  Lease operating expenses include lifting costs, well repair expenses, facility maintenance expenses, well workover costs, gathering and transportation expenses, and other field related expenses.  Lease operating expenses also include overhead charged by the operator of the property for non-operated properties and expenses directly associated with support personnel; support services; equipment; and facilities directly related to oil and gas production activities.

Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the reporting period.  Actual amounts could differ from those estimates.

Contingencies

The activities of the Mobile Bay Properties may become subject to potential claims and litigation in the normal course of operations.  W&T's management is not aware of any claims or threatened litigation that management believes will have a material adverse effect on the operations or financial results of the Mobile Bay Properties.

3.  Subsequent Events

The Company has evaluated subsequent events through November 15, 2019, the date the Statement of Revenues and Direct Operating Expenses was available to be issued, and has concluded that no events need to be reported.

MOBILE BAY PROPERTIES

SUPPLEMENTARY FINANCIAL INFORMATION

SUPPLEMENTARY OIL AND GAS INFORMATION

(unaudited)

4.  Supplementary Oil and Gas Information (unaudited)

Oil and Gas Proved Reserves and Standardized Measure Estimation Process

The reserve estimates as of December 31, 2018 and 2017 were derived using reserve estimates as of September 30, 2019 and adding back production (rolled back) to estimate the reserve quantities, as this method was deemed to provide better estimates based on information currently available.  No adjustments were made for revisions, extensions, discoveries as such information was not available.  The reserve estimates as of September 30, 2019 were determined by internal reserve engineers and prices were determined by authoritative SEC guidance methodology.  The average price was adjusted by property for quality, energy content, transportation fees and regional price differences.  No adjustments were made in the reserve amounts for the Mobile Bay Properties for changes in price, as changes in price utilizing SEC pricing methodology would not have materially impact reserve quantities for the periods presented.  The standardized measure of discounted future net cash flows (“standardized measure”) computed using the roll back methodology was adjusted for changes in price.  The adjusted weighted-average commodity price used in the economic assessment for the reserve estimates as of September 30, 2019 was $2.94 per thousand cubic feet for natural gas.  The average price for NGL's was $17.03 per barrel as of September 30, 2019 and was derived from historical ratios of the average price of NGLs to the adjusted weighted-average price of natural gas combined with estimated production quantities of NGLs from processing natural gas.  Utilizing the SEC pricing methodology, the average prices used in computing the standardized measure was $3.17 per thousand cubic feet for natural gas and $18.37 per barrel for NGLs as of December 31, 2018; and $3.05 per thousand cubic feet for natural gas and $17.65 per barrel for NGLs as of December 31, 2017.

Supplemental Oil and Gas Disclosures

The following tables summarize the net ownership interest in the estimated proved reserves and the standardized measure related to the proved reserves for the Mobile Bay Properties.

There are numerous uncertainties in estimating quantities of proved reserves and in providing the future rates of production and timing of development expenditures.  The following reserve information represents estimates only and is inherently imprecise and may be subject to substantial revisions as additional information such as reservoir performance, additional drilling, technological advancements and other factors become available.  Decreases in the prices of oil, NGLs and natural gas could have an adverse effect on the carrying value of our proved reserves, reserve volumes and our revenues, profitability and cash flow.  Similarly, the standardized measure incorporates various assumptions such as prices, costs, production rates and discount rates that are inherently imprecise.  Actual results could be materially different and the results may not be comparable to estimates disclosed by other oil and gas companies.

All prices are held constant through the forecasted production period.  The standardized measure as of December 31, 2017 and 2018 and the changes between periods were derived from these estimated proved reserve amounts and data from ExxonMobil’s and W&T’s records.  Changes in the standardized measure were computed using data that could be reasonably obtained or estimated.

Proved Reserves

Proved reserves are estimated quantities of oil and natural gas which geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions (i.e., prices and costs) existing at the time the estimate was made.  Reserves for NGLs were estimated using historical information of the NGLs produced when the natural gas is processed.  All of the reserves are located offshore in state or federal waters in the Gulf of Mexico of the United States.

The following table sets forth estimated net quantities of the proved oil and natural gas reserves.

				Total Energy Equivalent Reserves
	Oil	NGLs	Natural Gas	Oil Equivalent	Natural Gas Equivalent
	(MMBls)	(MMBls)	(Bcf)	(MMBoe) (1)	(Bcfe) (1)
Proved reserves as of December 31, 2017 (2)	0.2	27.5	436.6	100.5	603.4
Production	—	(1.9)	(34.0)	(7.6)	(45.8)
Revision of previous estimated and other	—	—	—	—	—
Proved reserves as of December 31, 2018 (2)	0.2	25.6	402.6	92.9	557.6

1.

The conversion to cubic feet equivalent and barrels of equivalent measures was determined using the ratio of six Mcf of natural gas to one Bbl of crude oil or  NGLs.  The conversion ratio does not assume price equivalency, and the price on an equivalent basis for oil, NGLs and natural gas may differ significantly.

2.	All of the proved reserves for the periods presented were classified as proved developed reserves.

 Volume measurements:

MMBls - million barrels	Bcf - billion cubic feet
MMBoe - million barrels of oil equivalent	Bcfe - billions cubic feet of natural gas equivalent

MOBILE BAY  PROPERTIES

SUPPLEMENTARY FINANCIAL INFORMATION

SUPPLEMENTARY OIL AND GAS INFORMATION

(unaudited)

Standardized Measure

The following tables presents the standardized measure related to Mobile Bay Properties’ proved reserves together with changes therein and were estimated using the roll back process noted above.  Future cash inflows represent expected revenues from production of period-end quantities of proved reserves based on the unweighted average of first-day-of-the-month commodity prices for the periods presented.  All prices are adjusted by field for quality, transportation fees, energy content and regional price differentials.  The prices used for NGLs and natural gas are noted above.

Future production, development costs and ARO are based on costs in effect at the end of each of the respective years with no escalations.  Estimated future net cash flows, net of future income taxes, have been discounted to their present values based on a 10% annual discount rate.

The standardized measure does not purport, nor should it be interpreted, to present the fair market value of our oil and natural gas reserves.  These estimates reflect proved reserves only and ignore, among other things, future changes in prices and costs, revenues that could result from probable reserves which could become proved reserves in later years and the risks inherent in reserve estimates.  In addition, the standard measure incorporates estimates using a combination of data from ExxonMobil’s and W&T’s records which could be reasonably obtained, but this computation process may contain inconsistencies.

MOBILE BAY  PROPERTIES

SUPPLEMENTARY FINANCIAL INFORMATION

SUPPLEMENTARY OIL AND GAS INFORMATION

(unaudited)

The standardized measure relating to estimated proved oil and natural gas reserves is as follows (in millions):

Year Ended December 31, 2018
Standardized Measure
Future cash inflows	$1,744.9
Future costs:
Production	(1,096.0)
Dismantlement, abandonment and other expenditures	(102.7)
Income taxes	(88.7)
Future net cash inflows before 10% discount	457.5
10% annual discount factor	(136.9)
Standardized measure	$320.6

The changes to the standardized measure relating to proved oil and natural gas reserves are as follows (in millions):

Year Ended December 31, 2018
Standardized Measure
Standardized measure, beginning of year	$330.8

Increases (decreases):
Sales and transfers of oil and gas produced, net of production costs	(69.5)
Net change in price, net of future production costs	43.0
Accretion of discount	31.1
Income taxes	(14.8)
Net decrease in standardized measure	(10.2)

Standardized measure, end of year	$320.6

MOBILE BAY PROPERTIES

UNAUDITED INTERIM STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

	Six Months Ended June 30,
	2019	2018
Revenues:
Oil and NGL's	$15,011	$18,726
Natural gas	46,821	54,426
Other	1,357	1,808
Total revenues	63,189	74,960

Direct operating expenses:
Lease operating expenses	39,730	37,427
Production taxes	2,117	2,256
Direct operating expenses	41,847	39,683

Revenues less direct operating expenses	$21,342	$35,277

See accompanying notes

MOBILE BAY PROPERTIES

NOTES TO UNAUDITED INTERIM STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

1.  Basis of Presentation

On June 26, 2019, W&T Offshore, Inc. (“W&T” or the “Company”) entered into a purchase and sale agreement with Exxon Mobil Corporation and certain of its subsidiaries (collectively, “ExxonMobil”) to acquire their interests in, and operatorship of, certain oil and gas producing properties in the eastern region of the Gulf of Mexico offshore Alabama and related onshore facilities and pipelines (the “Mobile Bay Properties”) for $200.0 million.  The Mobile Bay Properties primarily include mineral interests in nine Gulf of Mexico offshore producing fields and an onshore treatment facility.

On August 30, 2019, W&T closed on the purchase with ExxonMobil, and after taking into account customary closing adjustments and an effective date of January 1, 2019, cash consideration paid by W&T was $167.6 million and W&T assumed the related asset retirement obligations (“ARO”) and certain other obligations associated with the Mobile Bay Properties.

The Statements of Revenues and Direct Operating Expenses have been derived from the historical financial records of ExxonMobil, which represents their interests in revenues and expenses associated with the Mobile Bay Properties, and were not accounted for as a separate subsidiary or division during the periods presented.  Accordingly, complete financial statements prepared under U.S. generally accepted accounting principles are not available or practicable to obtain for the Mobile Bay Properties.  The Statements of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Mobile Bay Properties and will not be representative of future operations as the statements do not include depreciation, depletion and amortization, accretion of ARO, general and administrative expenses, interest expense and income taxes and other income and expense items not directly associated with the revenues and direct operating expenses related to the Mobile Bay Properties.  Furthermore, no balance sheets have been presented for the Mobile Bay Properties because they were not accounted for as a separate subsidiary or division of ExxonMobil and complete financial statements are not available, nor has information about the Mobile Bay Properties operating, investing and financing cash flows been provided for similar reasons.  The Statements of Revenues and Direct Operating Expenses of the Mobile Bay Properties are presented in lieu of the full financial statements required under Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”).

2.  Summary of Significant Accounting Policies

Revenue Recognition

Revenue is recognized from the sale of crude oil and condensate, natural gas liquids (“NGLs”), natural gas and sulfur when performance obligations are satisfied.  Contracts with customers are primarily short-term (less than 12 months).  The responsibilities to deliver a unit of crude oil and condensate, NGLs, natural gas and sulfur under these contracts represent separate, distinct performance obligations.  These performance obligations are satisfied at the point in time control of each unit is transferred to the customer.  Pricing is primarily determined utilizing a particular pricing or market index, plus or minus adjustments reflecting quality or location differentials.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of the Mobile Bay Properties.  The direct operating expenses include lease operating expenses and production taxes.  Lease operating expenses include lifting costs, well repair expenses, facility maintenance expenses, well workover costs, gathering and transportation expenses, and other field related expenses.  Lease operating expenses also include overhead charged by the operator of the property for non-operated properties and expenses directly associated with support personnel; support services; equipment; and facilities directly related to oil and gas production activities.

Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the reporting period.  Actual amounts could differ from those estimates.

Contingencies

The activities of the Mobile Bay Properties may become subject to potential claims and litigation in the normal course of operations.  W&T's management is not aware of any claims or threatened litigation that management believes will have a material adverse effect on the operations or financial results of the Mobile Bay Properties.

3.  Subsequent Events

The Company has evaluated subsequent events through November 15, 2019, the date the Statement of Revenues and Direct Operating Expenses was available to be issued, and has concluded that no events need to be reported.